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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest Event
                         Reported): February 26, 2007

                    TBW Mortgage-Backed Trust Series 2007-1
                    ---------------------------------------
                      (Exact name of the issuing entity)
          Commission File Number of the issuing entity: 333-130373-24

               MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC.
               ------------------------------------------------
           (Exact name of the depositor as specified in its charter)
              Commission File Number of the depositor: 333-130373

                    Taylor, Bean & Whitaker Mortgage Corp.
                    --------------------------------------
            (Exact name of the sponsor as specified in its charter)

                       Delaware                    06-1204982
             (State or Other Jurisdiction       (I.R.S. Employer
                  of Incorporation)           Identification No.)


      1285 Avenue of the Americas
      New York, New York                                      10019
      ------------------                                    -------
      (Address of Principal Executive Offices)              (Zip Code)

      Registrant's telephone number, including area code (212) 713-2000
                                                         --------------

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

      Item 8.01.  Other Events.

      Pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended, concurrently with, or subsequent to, the filing of this Current Report on Form 8-K (the "Form 8-K"), Mortgage Asset Securitization Transactions, Inc. (the "Company") is filing a prospectus and a prospectus supplement with the Securities and Exchange Commission (the "Commission") relating to its TBW Mortgage-Backed Trust 2007-1, TBW Mortgage-Backed Pass-Through Certificates, Series 2007-1 (the "Certificates").

      In connection with the issuance of the Certificates, the Company is filing herewith the consent of PricewaterhouseCoopers LLP ("PricewaterhouseCoopers") to the use of their name and the incorporation by reference of their report in the prospectus supplement relating to the issuance of the Certificates. The consent of PricewaterhouseCoopers LLP is attached hereto as Exhibit 23.1

      The consolidated financial statements of MBIA Insurance Corporation and subsidiaries are hereby incorporated by reference in (i) the registration statement, (ii) the prospectus and (iii) the prospectus supplement by reference to MBIA Inc.'s Annual Report on Form 10-K for the year ended December 31, 2005. The consent of PricewaterhouseCoopers LLP to the incorporation by reference of their report on such financial statements in this Form 8-K and to being named as "Experts" in the Prospectus Supplement is attached hereto as Exhibit 23.1.


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    Item 9.01. Financial Statements, Pro Forma Financial Information and
               Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Exhibits:


      23.1 Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm of MBIA Insurance Corporation.


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                                  SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    MORTGAGE ASSET SECURITIZATION
                                    TRANSACTIONS, INC.



                                    By:        /s/ Paul Scialabba
                                          --------------------------
                                          Name: Paul Scialabba
                                          Title:  Executive Director

                                    By:        /s/ Steven Warjanka
                                          --------------------------
                                          Name: Steven Warjanka
                                          Title:  Director


Dated:  February 26, 2007


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Exhibit Index


Exhibit



 23.1               Consent of PricewaterhouseCoopers LLP,
                    Independent Registered Public Accounting Firm of MBIA Insurance Corporation.